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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): June 2, 1997 (May 19, 1997)





                                ELECTROGLAS, INC.
             (exact name of registrant as specified in its charter)





          DELAWARE                       0-21626                  77-0336101
---------------------- --------    ----------------------    ------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                                 Identification
                                                                   Number)







                               2901 Coronado Drive
                              Santa Clara, CA 95054
                            Telephone: (408) 727-6500
                         (Address of principal executive
                          offices and telephone number)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On May 19, 1997, Electroglas, Inc., a Delaware corporation
("Electroglas"), acquired Knights Technology, Inc., a California corporation ("Knights"), pursuant to an Agreement and Plan of Reorganization (the "Agreement") dated as of March 12, 1997 among Electroglas, Knights, and certain shareholders of Knights set forth in the Agreement. The combination of Electroglas and Knights, as provided by the Agreement, was effected through the creation of a new Delaware corporation ("Newco"), organized as a wholly owned subsidiary of Electroglas, followed by the merger of Newco with and into Knights (the "Merger"). Knights survived the Merger, thereby becoming a wholly owned subsidiary of Electroglas.

The acquisition of Knights by Electroglas will be accounted for by the purchase accounting method, with all the outstanding shares of Common Stock and Series C Preferred Stock of Knights to be converted into 1,352,205 of Electroglas Common Stock at a conversion ratio of .1310398 shares of Electroglas for each share of Knights. An aggregate of 135,191 of such shares were deposited in escrow to provide a fund for satisfying any indemnification obligations to Electroglas pursuant to the terms of the Agreement. In addition, Electroglas issued options covering, in the aggregate, 138,654 shares of Electroglas Common Stock in substitution of previously outstanding options to acquire shares of the Knights Common Stock. The total purchase price was approximately $32 million, of which approximately $23 million will be allocated to in-process research and development and charged to operations.

Additional information regarding the terms of the acquisition are included in the Agreement and the Press Release included herein as exhibits.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a)   Financial Statements:  None required.

                  (b)   Exhibits
                        2.1      Agreement and Plan of Reorganization among
                                 Knights Technology, Inc., certain
                                 shareholders of Knights Technology, Inc., and Electroglas, Inc. dated March 12, 1997, included in Appendix A of the Company's Form
                                 S-4 as amended and filed with the
                                 Securities and Exchange Commission on April
                                 15, 1997 and is incorporated by reference herein (Registration No. 333-24587).

                        99.1     Press Release dated May 22, 1997.

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         SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                                       ELECTROGLAS, INC.



         DATE:         June 2, 1997                 BY:   /s/ Armand J. Stegall
               ---------------------------             ------------------------

                                                       Armand J. Stegall
                                                       Chief Financial Officer


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                                 EXHIBIT INDEX

                        Exhibits
                        No.      Description
                        2.1      Agreement and Plan of Reorganization among
                                 Knights Technology, Inc., certain
                                 shareholders of Knights Technology, Inc.,
                                 and Electroglas, Inc. dated March 12, 1997,
                                 included in Appendix A of the Company's Form
                                 S-4 as amended and filed with the
                                 Securities and Exchange Commission on April
                                 15, 1997 and is incorporated by reference
                                 herein (Registration No. 333-24587).

                        99.1     Press Release dated May 22, 1997.

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